Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2018

Investor Contacts

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1 - 2

II.	Consolidated Results
	- Consolidated Statement of Operations	3
	- P&C Results—Consecutive Quarters	4
	- Global P&C Results—Consecutive Quarters	5
	- Summary Consolidated Balance Sheets	6
	- Line of Business	7
	- Consolidated Results by Segment	8 - 11

III.	Segment Results
	- North America Commercial P&C Insurance	12
	- North America Personal P&C Insurance	13
	- North America Agricultural Insurance	14
	- Overseas General Insurance	15 - 16
	- Global Reinsurance	17
	- Life Insurance	18
	- Corporate	19

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	20
	- Reinsurance Recoverable Analysis	21
	- Investment Portfolio	22 - 25
	- Net Realized and Unrealized Gains (Losses)	26 - 27
	- Debt and Capital	28
	- Computation of Basic and Diluted Earnings Per Share	29
	- Book Value and Book Value per Common Share	30

V.	Other Disclosures
	- Non-GAAP Financial Measures	31 - 37
	- Glossary	38

Chubb Limited

Consolidated Financial Highlights—Quarter

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $
			% Change		% Change
	Three months ended December 31		4Q-18 vs.	Constant $	4Q-18 vs.
	2018	2017	4Q-17	2017	4Q-17

Gross premiums written	$9,252	$8,960	3.3%	$8,828	4.8%
Net premiums written	$7,350	$7,051	4.2%	$6,942	5.9%
P&C net premiums written	$6,768	$6,496	4.2%	$6,395	5.8%
Global P&C net premiums written	$6,571	$6,370	3.2%	$6,269	4.8%
Net premiums earned	$7,465	$7,218	3.4%	$7,115	4.9%
Net investment income	$848	$797	6.4%	$792	7.2%
Adjusted net investment income	$903	$873	3.4%	$868	4.1%
Core operating income	$935	$1,489	-37.2%	$1,476	-36.6%
Net income	$355	$1,533	-76.9%
Operating cash flow	$1,583	$1,092
P&C combined ratio
Loss and loss expense ratio	64.3%	61.4%
Policy acquisition cost and administrative expense ratio	28.8%	29.3%

Combined ratio	93.1%	90.7%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)(1)
CAY loss and loss expense ratio ex Cats	59.5%	57.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.8%	29.3%

CAY combined ratio ex Cats	88.3%	86.4%
ROE	2.8%	12.1%
Core operating return on equity (ROE)	7.3%	12.1%
Effective tax rate	31.1%	-33.1%
Core operating effective tax rate (2)	17.1%	-27.2%
Diluted earnings per share
Net income	$0.76	$3.27	-76.8%
Core operating income	$2.02	$3.17	-36.3%
Weighted average basic common shares outstanding	460.6	465.4
Weighted average diluted common shares outstanding	463.4	469.5

(1)	Q4 2018 was impacted by high loss activity in North American commercial property lines (1.4 percentage points) and elevated homeowners loss activity.
(2)

Q4 2017 included a one-time transition benefit of $450 million, or 38.4 percentage points, related to the 2017 U.S. Tax Reform. Excluding the one-time benefit, core operating effective tax rate for the quarter was 11.2%.

Financial Highlights - QTR	Page 1

Chubb Limited

Consolidated Financial Highlights—Full Year

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

				% Change ex		Constant $	C$ % Change ex
			% Change	Merger Actions (1)		% Change	Merger Actions (1)
	Year ended December 31		2018 vs.	2018 vs.	Constant $	2018 vs.	2018 vs.
	2018	2017	2017	2017	2017	2017	2017

Gross premiums written	$37,968	$36,376	4.4%		$36,510	4.0%
Net premiums written	$30,579	$29,244	4.6%		$29,369	4.1%
P&C net premiums written	$28,309	$27,103	4.4%	4.9%	$27,222	4.0%	4.5%
Global P&C net premiums written	$26,732	$25,587	4.5%	5.0%	$25,706	4.0%	4.5%
Net premiums earned	$30,064	$29,034	3.5%		$29,152	3.1%
Net investment income	$3,305	$3,125	5.8%		$3,127	5.7%
Adjusted net investment income	$3,553	$3,457	2.8%		$3,459	2.7%
Core operating income	$4,407	$3,784	16.5%		$3,802	15.9%
Net income	$3,962	$3,861	2.6%
Operating cash flow	$5,480	$4,503
P&C combined ratio
Loss and loss expense ratio	62.1%	65.8%
Policy acquisition cost and administrative expense ratio	28.5%	28.9%

Combined ratio	90.6%	94.7%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	59.6%	58.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.4%	28.8%

CAY combined ratio ex Cats	88.0%	87.6%
ROE	7.8%	7.8%
Core operating return on equity (ROE)	8.7%	7.8%
Effective tax rate	14.9%	-3.7%
Core operating effective tax rate (2)	14.4%	0.9%
Diluted earnings per share
Net income	$8.49	$8.19	3.7%
Core operating income	$9.44	$8.03	17.6%
Weighted average basic common shares outstanding	463.6	467.1
Weighted average diluted common shares outstanding	466.8	471.2
Book value per common share	$109.56	$110.32	-0.7%
Tangible book value per common share	$65.89	$65.87	0.0%
Total hybrid & financial debt/capitalization	20.4%	20.1%

(1)	Consolidated net premiums written were adversely impacted by merger-related actions of $138 million for 2018, of which $135 million impacted P&C net premiums written.
(2)

Full year 2017 included a one-time transition benefit of $450 million, or 11.8 percentage points, related to the 2017 U.S. Tax Reform. Excluding the one-time benefit, core operating effective tax rate for the year was 12.7%.

Financial Highlights - FY	Page 2

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	Consolidated Statements of Operations

		4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
	Gross premiums written	$9,252	$10,054	$9,929	$8,733	$8,960	$37,968	$36,376
	Net premiums written	7,350	8,110	8,015	7,104	7,051	30,579	29,244
	Net premiums earned	7,465	7,908	7,664	7,027	7,218	30,064	29,034
(1)	Adjusted losses and loss expenses	4,615	4,876	4,479	4,100	4,272	18,070	18,461
	Realized (gains) losses on crop derivatives	5	8	(8)	(2)	—	3	7

	Losses and loss expenses	4,610	4,868	4,487	4,102	4,272	18,067	18,454
	Policy benefits	162	127	150	151	176	590	676
	Policy acquisition costs	1,480	1,504	1,464	1,464	1,447	5,912	5,781
	Administrative expenses	728	719	747	692	737	2,886	2,833
(2)	Adjusted net investment income	903	883	890	877	873	3,553	3,457
	Amortization expense of fair value adjustment on acquired invested assets	(55)	(60)	(62)	(71)	(76)	(248)	(332)

	Net investment income	848	823	828	806	797	3,305	3,125
(3)	Adjusted realized gains (losses)	(682)	27	10	(4)	—	(649)	91
	Realized gains (losses) on crop derivatives	(5)	(8)	8	2	—	(3)	(7)

	Net realized gains (losses)	(687)	19	18	(2)	—	(652)	84
(4)	Adjusted interest expense	158	170	177	169	168	674	656
	Amortization benefit of fair value adjustment on acquired long term debt	(5)	(6)	(10)	(12)	(12)	(33)	(49)

	Interest expense	153	164	167	157	156	641	607
	Gains (losses) from fair value changes in separate account assets	(20)	(14)	(10)	6	27	(38)	97
	Net realized gains (losses) related to unconsolidated entities	139	152	96	44	122	431	406
	Other income (expense)—operating	8	7	29	(3)	(82)	41	(103)

	Other income (expense)	127	145	115	47	67	434	400
	Amortization expense of purchased intangibles	86	83	85	85	66	339	260
	Chubb integration expenses	20	16	13	10	77	59	310
	Income tax expense (benefit)	159	183	218	135	(382)	695	(139)

	Net income	$355	$1,231	$1,294	$1,082	$1,533	$3,962	$3,861

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted net investment income used throughout this report excludes amortization of the fair value adjustment on acquired invested assets.
(3)	Adjusted realized gains and losses used throughout this report excludes realized gains and losses on crop derivatives.
(4)	Adjusted interest expense used throughout this report excludes amortization benefit of the fair value adjustment on acquired long term debt.

Statement of Operations	Page 3

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
P&C Underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$8,638	$9,455	$9,330	$8,141	$8,374	$35,564	$34,115
Net premiums written	6,768	7,546	7,450	6,545	6,496	28,309	27,103
Net premiums earned	6,890	7,357	7,112	6,487	6,665	27,846	26,933
Adjusted losses and loss expenses	4,433	4,681	4,295	3,895	4,089	17,304	17,722
Policy acquisition costs	1,328	1,365	1,326	1,336	1,293	5,355	5,251
Administrative expenses	653	642	667	614	660	2,576	2,530

P&C Underwriting income	$476	$669	$824	$642	$623	$2,611	$1,430

P&C CAY Underwriting income ex Cats	$808	$876	$844	$813	$912	$3,341	$3,347
% Change versus prior year period
Net premiums written	4.2%	2.5%	5.6%	5.8%	1.7%	4.4%	4.2%
Net premiums written excluding merger-related actions (1)	4.3%	2.9%	6.2%	6.6%	3.7%	4.9%	6.3%
Net premiums earned	3.4%	1.0%	5.8%	3.5%	2.2%	3.4%	0.9%
Net premiums written constant $	5.8%	2.8%	4.1%	3.4%	0.5%	4.0%	4.2%
Net premiums written constant $ excluding merger-related actions (1)	6.0%	3.3%	4.7%	4.1%	2.5%	4.5%	6.2%
Net premiums earned constant $	4.9%	1.4%	4.0%	1.6%	1.0%	3.0%	0.7%
P&C combined ratio
Loss and loss expense ratio	64.3%	63.6%	60.4%	60.0%	61.4%	62.1%	65.8%
Policy acquisition cost ratio	19.3%	18.6%	18.6%	20.6%	19.4%	19.2%	19.5%
Administrative expense ratio	9.5%	8.7%	9.4%	9.5%	9.9%	9.3%	9.4%

Combined ratio	93.1%	90.9%	88.4%	90.1%	90.7%	90.6%	94.7%

CAY P&C combined ratio ex Cats (2)
CAY loss and loss expense ratio ex Cats	59.5%	61.1%	60.0%	57.7%	57.1%	59.6%	58.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.8%	27.1%	28.1%	29.9%	29.3%	28.4%	28.8%

CAY combined ratio ex Cats	88.3%	88.2%	88.1%	87.6%	86.4%	88.0%	87.6%

Other ratios
Net premiums written/gross premiums written	78%	80%	80%	80%	78%	80%	79%
Expense ratio	28.8%	27.3%	28.0%	30.1%	29.3%	28.5%	28.9%
Expense ratio excluding A&H	26.6%	25.2%	25.9%	27.9%	27.2%	26.4%	26.8%
Catastrophe reinstatement premiums (expenses) collected—pre-tax	$(8)	$4	$—	$—	$(15)	$(4)	$7
Catastrophe losses—pre-tax	$577	$454	$211	$380	$432	$1,622	$2,753
Favorable prior period development (PPD)—pre-tax	$(253)	$(243)	$(191)	$(209)	$(158)	$(896)	$(829)

(1)	Net premiums written were adversely impacted by merger-related actions of $10 million in Q4 2018 and $135 million for full year 2018.
(2)	Refer to the Non-GAAP financial measures section for further information on the calculation of the components of CAY combined ratio ex Cats.

P&C Results	Page 4

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 12), North America Personal P&C Insurance segment (refer to page 13), Overseas General Insurance segment (refer to page 15), Global Reinsurance segment (refer to page 17), and Corporate (refer to page 19). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
Global P&C Underwriting income
Gross premiums written	$8,365	$8,185	$8,787	$7,936	$8,098	$33,273	$31,800
Net premiums written	6,571	6,662	7,062	6,437	6,370	26,732	25,587
Net premiums earned	6,572	6,500	6,761	6,444	6,413	26,277	25,425
Adjusted losses and loss expenses	4,272	3,954	4,014	3,950	4,029	16,190	16,679
Policy acquisition costs	1,323	1,316	1,300	1,337	1,287	5,276	5,170
Administrative expenses	662	640	666	617	664	2,585	2,538

Global P&C Underwriting income	$315	$590	$781	$540	$433	$2,226	$1,038

Global P&C CAY Underwriting income ex Cats	$670	$790	$799	$786	$758	$3,045	$3,056
% Change versus prior year period
Net premiums written	3.2%	3.5%	6.1%	5.1%	0.3%	4.5%	3.6%
Net premiums written excluding merger-related actions (1)	3.3%	4.0%	6.8%	5.9%	2.3%	5.0%	5.8%
Net premiums earned	2.5%	1.8%	6.0%	3.1%	0.6%	3.3%	0.2%
Net premiums written constant $	4.8%	3.9%	4.6%	2.6%	-0.8%	4.0%	3.6%
Net premiums written constant $ excluding merger-related actions (1)	5.0%	4.4%	5.2%	3.4%	1.2%	4.5%	5.8%
Net premiums earned constant $	4.0%	2.2%	4.1%	1.2%	-0.6%	2.9%	0.0%
Combined ratio
Loss and loss expense ratio	65.0%	60.8%	59.4%	61.3%	62.8%	61.6%	65.6%
Policy acquisition cost ratio	20.1%	20.2%	19.2%	20.8%	20.1%	20.1%	20.3%
Administrative expense ratio	10.1%	9.9%	9.8%	9.5%	10.4%	9.8%	10.0%

Combined ratio	95.2%	90.9%	88.4%	91.6%	93.3%	91.5%	95.9%

CAY combined ratio ex Cats (2)
CAY loss and loss expense ratio ex Cats	59.7%	58.1%	59.0%	57.6%	57.9%	58.6%	57.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.1%	29.8%	29.2%	30.2%	30.3%	29.8%	30.2%

CAY combined ratio ex Cats	89.8%	87.9%	88.2%	87.8%	88.2%	88.4%	88.0%

Other ratios
Net premiums written/gross premiums written	79%	81%	80%	81%	79%	80%	80%
Expense ratio	30.2%	30.1%	29.0%	30.3%	30.5%	29.9%	30.3%
Expense ratio excluding A&H	28.2%	28.1%	27.0%	28.2%	28.4%	27.8%	28.3%
Catastrophe reinstatement premiums (expenses) collected—pre-tax	$(8)	$4	$—	$—	$(15)	$(4)	$7
Catastrophe losses—pre-tax	$567	$446	$209	$379	$432	$1,601	$2,735
Favorable prior period development (PPD)—pre-tax	$(220)	$(242)	$(191)	$(133)	$(122)	$(786)	$(710)

(1)	Net premiums written were adversely impacted by merger-related actions of $10 million in Q4 2018 and $135 million for full year 2018.
(2)	Refer to the Non-GAAP financial measures section for further information on the calculation of the components of CAY combined ratio ex Cats.

Global P&C	Page 5

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	December 31	September 30	June 30	March 31	December 31
	2018	2018	2018	2018	2017
Assets
Fixed maturities available for sale, at fair value	$78,470	$77,853	$77,963	$79,111	$78,939
Fixed maturities held to maturity, at amortized cost	13,435	13,563	13,860	14,253	14,335
Equity securities, at fair value	770	843	933	948	937
Short-term investments, at fair value	3,016	3,479	3,171	2,874	3,561
Other investments	5,277	5,425	5,259	4,919	4,672

Total investments	100,968	101,163	101,186	102,105	102,444
Cash	1,247	1,053	1,000	1,988	728
Securities lending collateral	1,926	2,143	2,355	2,039	1,737
Insurance and reinsurance balances receivable	10,075	10,193	10,341	9,570	9,334
Reinsurance recoverable on losses and loss expenses	15,993	15,088	14,792	14,982	15,034
Deferred policy acquisition costs	4,922	4,902	4,916	4,843	4,723
Value of business acquired	295	298	311	321	326
Prepaid reinsurance premiums	2,544	2,548	2,686	2,600	2,529
Goodwill and other intangible assets	21,414	21,471	21,759	22,123	22,054
Investments in partially-owned insurance companies	678	656	675	664	662
Other assets	7,709	8,169	7,513	7,546	7,451

Total assets	$167,771	$167,684	$167,534	$168,781	$167,022

Liabilities
Unpaid losses and loss expenses	$62,960	$63,029	$62,778	$63,139	$63,179
Unearned premiums	15,532	15,725	15,748	15,495	15,216
Future policy benefits	5,506	5,463	5,470	5,412	5,321
Insurance and reinsurance balances payable	6,437	6,313	6,448	6,148	5,868
Securities lending payable	1,926	2,143	2,355	2,039	1,737
Accounts payable, accrued expenses, and other liabilities	11,890	10,757	10,346	10,030	10,953
Deferred tax liabilities	304	363	326	468	699
Short-term debt	509	500	600	1,669	1,013
Long-term debt	12,087	12,149	12,184	12,786	11,556
Trust preferred securities	308	308	308	308	308

Total liabilities	117,459	116,750	116,563	117,494	115,850
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	52,760	53,093	52,491	51,789	50,629
Accumulated other comprehensive income (loss) (AOCI)	(2,448)	(2,159)	(1,520)	(502)	543

Total shareholders’ equity	50,312	50,934	50,971	51,287	51,172

Total liabilities and shareholders’ equity	$167,771	$167,684	$167,534	$168,781	$167,022

Book value per common share	$109.56	$110.46	$109.97	$110.10	$110.32
% change over prior quarter	-0.8%	0.4%	-0.1%	-0.2%	1.5%
Tangible book value per common share	$65.89	$66.83	$66.00	$65.65	$65.87
% change over prior quarter	-1.4%	1.3%	0.5%	-0.3%	1.2%

Consol Bal Sheet	Page 6

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	4Q-18	4Q-17	% Change 4Q-18 vs. 4Q-17	Constant $ % Change 4Q-18 vs. 4Q-17	Full Year 2018	Full Year 2017	% Change 2018 vs. 2017	Constant $ % Change 2018 vs. 2017
Net premiums written
Commercial multiple peril (1)	$231	$218	6.1%	6.1%	$911	$879	3.8%	3.8%
Commercial casualty	1,293	1,210	6.7%	7.8%	5,156	4,721	9.2%	8.6%
Workers’ compensation	579	531	9.4%	9.4%	2,150	2,067	4.0%	4.0%
Professional liability	944	948	-0.5%	0.7%	3,527	3,547	-0.6%	-1.2%
Surety	154	166	-6.8%	-1.9%	635	627	1.3%	2.7%
Property and other short-tail lines	946	874	8.3%	10.9%	4,007	3,819	4.9%	4.1%

Total Commercial P&C (2)	4,147	3,947	5.1%	6.5%	16,386	15,660	4.6%	4.1%
Agriculture	197	126	55.8%	55.8%	1,577	1,516	4.0%	4.0%
Personal automobile - North America	205	197	4.2%	4.5%	831	775	7.0%	7.0%
Personal automobile - International	217	219	-0.8%	2.9%	864	788	9.3%	9.9%
Personal homeowners	776	803	-3.3%	-3.0%	3,391	3,302	2.7%	2.6%
Personal other	370	361	2.7%	6.2%	1,508	1,441	4.9%	3.7%

Total Personal lines	1,568	1,580	-0.7%	0.8%	6,594	6,306	4.5%	4.3%
Total Property and Casualty lines	5,912	5,653	4.6%	6.0%	24,557	23,482	4.6%	4.2%
Global A&H lines (3)	1,041	1,023	1.8%	4.6%	4,277	4,056	5.5%	4.9%
Reinsurance lines	117	105	11.0%	11.7%	671	685	-2.1%	-3.3%
Life	280	270	3.5%	5.5%	1,074	1,021	5.4%	4.9%

Total consolidated	$7,350	$7,051	4.2%	5.9%	$30,579	$29,244	4.6%	4.1%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

Q4 2017 included a reclassification of $3 million from Commercial casualty and $11 million from Property and other short-tail lines to Professional liability, and full year 2017 included a reclassification of $56 million from Property and other short-tail lines to Professional liability to better align the reporting with current year. There is no impact to total Commercial P&C.

(3)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 7

Chubb Limited

Consolidated Results—Three months ended December 31, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q4 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,143	$1,073	$197	$2,238	$117	$—	$6,768	$582	$7,350
Net premiums earned	3,077	1,130	318	2,187	178	—	6,890	575	7,465
Adjusted losses and loss expenses	2,127	755	161	1,166	243	(19)	4,433	182	4,615
Policy benefits	—	—	—	—	—	—	—	162	162
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	20	20
Policy acquisition costs	451	238	5	592	42	—	1,328	152	1,480
Administrative expenses	231	67	(9)	257	12	95	653	75	728

Underwriting income (loss)	268	70	161	172	(119)	(76)	476	(16)	460
Adjusted net investment income	517	59	8	158	65	8	815	88	903
Other income (expense)—operating (1)	5	—	(1)	(12)	6	(8)	(10)	18	8
Amortization expense of purchased intangibles	—	(3)	(7)	(12)	—	(63)	(85)	(1)	(86)

Segment income (loss)	$790	$126	$161	$306	$(48)	$(139)	$1,196	$89	$1,285

Adjusted interest expense						(158)			(158)
Income tax expense						(192)			(192)

Core operating income (loss)						(489)			935
Chubb integration expenses, net of $5 million tax benefit						(15)			(15)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $8 million tax benefit (2)						(42)			(42)
Adjusted net realized gains (losses), net of $20 million tax benefit (3)						(523)			(523)

Net income (loss)						$(1,069)			$355

Combined ratio	91.3%	93.8%	49.5%	92.1%	166.9%		93.1%
CAY combined ratio ex Cats	88.2%	85.5%	56.8%	90.4%	83.2%		88.3%

(1)

For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).

(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2018	Page 8

Chubb Limited

Consolidated Results—Full Year 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

Full Year 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$12,485	$4,674	$1,577	$8,902	$671	$—	$28,309	$2,270	$30,579
Net premiums earned	12,402	4,593	1,569	8,612	670	—	27,846	2,218	30,064
Adjusted losses and loss expenses	8,000	3,229	1,114	4,429	479	53	17,304	766	18,070
Policy benefits	—	—	—	—	—	—	—	590	590
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	38	38
Policy acquisition costs	1,829	939	79	2,346	162	—	5,355	557	5,912
Administrative expenses	966	269	(9)	1,014	41	295	2,576	310	2,886

Underwriting income (loss)	1,607	156	385	823	(12)	(348)	2,611	(43)	2,568
Adjusted net investment income	2,033	236	28	619	257	39	3,212	341	3,553
Other income (expense)—operating (1)	25	(1)	(2)	—	32	(25)	29	12	41
Amortization expense of purchased intangibles	—	(13)	(28)	(41)	—	(255)	(337)	(2)	(339)

Segment income (loss)	$3,665	$378	$383	$1,401	$277	$(589)	$5,515	$308	$5,823

Adjusted interest expense						(674)			(674)
Income tax expense						(742)			(742)

Core operating income (loss)						(2,005)			4,407
Chubb integration expenses, net of $12 million tax benefit						(47)			(47)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $40 million tax benefit (2)						(175)			(175)
Adjusted net realized gains (losses), net of $5 million tax (3)						(223)			(223)

Net income (loss)						$(2,450)			$3,962

Combined ratio	87.0%	96.6%	75.5%	90.4%	101.8%		90.6%
CAY combined ratio ex Cats	87.3%	81.9%	81.6%	90.5%	81.6%		88.0%

(1)

For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).

(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - FY 2018	Page 9

Chubb Limited

Consolidated Results—Three months ended December 31, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q4 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,000	$1,100	$126	$2,165	$105	$—	$6,496	$555	$7,051
Net premiums earned	3,035	1,103	252	2,113	162	—	6,665	553	7,218
Adjusted losses and loss expenses	1,911	887	60	965	126	140	4,089	183	4,272
Policy benefits	—	—	—	—	—	—	—	176	176
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(27)	(27)
Policy acquisition costs	453	226	6	568	40	—	1,293	154	1,447
Administrative expenses	253	72	(4)	248	11	80	660	77	737

Underwriting income (loss)	418	(82)	190	332	(15)	(220)	623	(10)	613
Adjusted net investment income	496	58	7	150	66	13	790	83	873
Other income (expense)—operating (1) (2)	(5)	(1)	(1)	(10)	(1)	(61)	(79)	(3)	(82)
Amortization expense of purchased intangibles	—	(4)	(7)	(12)	—	(43)	(66)	—	(66)

Segment income (loss)	$909	$(29)	$189	$460	$50	$(311)	$1,268	$70	$1,338

Adjusted interest expense						(168)			(168)
2017 tax reform transition benefit						450			450
Income tax expense excluding 2017 tax reform transition benefit						(131)			(131)

Core operating income (loss)						(160)			1,489
Chubb integration expenses, net of $20 million tax benefit						(57)			(57)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $23 million tax benefit (3)						(41)			(41)
Adjusted net realized gains (losses), net of $20 million tax benefit (4)						142			142

Net income (loss)						$(116)			$1,533

Combined ratio	86.2%	107.5%	24.4%	84.3%	110.2%		90.7%
CAY combined ratio ex Cats	87.3%	80.5%	40.0%	90.3%	81.4%		86.4%

(1)

For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).

(2)	Corporate includes a $50 million contribution to the Chubb Charitable Foundation.
(3)	Related to the acquisition of The Chubb Corporation.
(4)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2017	Page 10

Chubb Limited

Consolidated Results—Full Year 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

Full Year 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$12,019	$4,533	$1,516	$8,350	$685	$—	$27,103	$2,141	$29,244
Net premiums earned	12,191	4,399	1,508	8,131	704	—	26,933	2,101	29,034
Adjusted losses and loss expenses	8,287	3,265	1,043	4,281	561	285	17,722	739	18,461
Policy benefits	—	—	—	—	—	—	—	676	676
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(97)	(97)
Policy acquisition costs	1,873	899	81	2,221	177	—	5,251	530	5,781
Administrative expenses	981	264	(8)	982	44	267	2,530	303	2,833

Underwriting income (loss)	1,050	(29)	392	647	(78)	(552)	1,430	(50)	1,380
Adjusted net investment income	1,961	226	25	610	273	49	3,144	313	3,457
Other income (expense)—operating (1) (2)	(1)	(4)	(2)	4	1	(88)	(90)	(13)	(103)
Amortization expense of purchased intangibles	—	(16)	(29)	(45)	—	(168)	(258)	(2)	(260)

Segment income (loss)	$3,010	$177	$386	$1,216	$196	$(759)	$4,226	$248	$4,474

Adjusted interest expense						(656)			(656)
2017 tax reform transition benefit						450			450
Income tax expense excluding 2017 tax reform transition benefit						(484)			(484)

Core operating income (loss)						(1,449)			3,784
Chubb integration expenses, net of $93 million tax benefit						(217)			(217)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $85 million tax benefit (3)						(198)			(198)
Adjusted net realized gains (losses), net of $5 million tax (4)						492			492

Net income (loss)						$(1,372)			$3,861

Combined ratio	91.4%	100.7%	74.0%	92.0%	111.2%		94.7%
CAY combined ratio ex Cats	87.5%	78.9%	81.5%	91.0%	79.2%		87.6%

(1)

For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).

(2)	Corporate includes a $50 million contribution to the Chubb Charitable Foundation.
(3)	Related to the acquisition of The Chubb Corporation.
(4)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - FY 2017	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
Gross premiums written	$4,228	$4,108	$4,322	$3,678	$4,102	$16,336	$15,751
Net premiums written	3,143	3,199	3,331	2,812	3,000	12,485	12,019
Net premiums earned	3,077	3,019	3,277	3,029	3,035	12,402	12,191
Losses and loss expenses	2,127	1,881	2,084	1,908	1,911	8,000	8,287
Policy acquisition costs	451	458	448	472	453	1,829	1,873
Administrative expenses	231	251	253	231	253	966	981

Underwriting income	268	429	492	418	418	1,607	1,050
Net investment income	517	503	510	503	496	2,033	1,961
Other income (expense)—operating	5	1	13	6	(5)	25	(1)

Segment income	$790	$933	$1,015	$927	$909	$3,665	$3,010

CAY Underwriting income ex Cats	$362	$409	$410	$395	$386	$1,576	$1,528
Combined ratio
Loss and loss expense ratio	69.1%	62.3%	63.6%	63.0%	63.0%	64.5%	68.0%
Policy acquisition cost ratio	14.7%	15.2%	13.7%	15.6%	14.9%	14.7%	15.4%
Administrative expense ratio	7.5%	8.3%	7.7%	7.6%	8.3%	7.8%	8.0%

Combined ratio	91.3%	85.8%	85.0%	86.2%	86.2%	87.0%	91.4%

CAY combined ratio ex Cats (1)
CAY loss and loss expense ratio ex Cats	66.1%	63.5%	66.0%	64.0%	64.1%	64.9%	64.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	22.1%	23.2%	21.4%	23.0%	23.2%	22.4%	23.2%

CAY combined ratio ex Cats	88.2%	86.7%	87.4%	87.0%	87.3%	87.3%	87.5%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$(1)	$—	$(4)
Catastrophe losses—pre-tax	$232	$196	$73	$78	$167	$579	$1,220
Favorable prior period development (PPD)—pre-tax	$(138)	$(216)	$(155)	$(101)	$(200)	$(610)	$(746)
% Change versus prior year period
Net premiums written	4.8%	3.6%	4.0%	3.0%	-2.7%	3.9%	2.4%
Net premiums written excluding merger-related actions (2)	5.1%	4.6%	5.4%	4.4%	-1.0%	4.9%	4.7%
Net premiums earned	1.4%	0.1%	5.8%	-0.4%	-1.7%	1.7%	-0.2%
Other ratios
Net premiums written/gross premiums written	74%	78%	77%	76%	73%	76%	76%
Production by Size
Net Premiums Written
Major Accounts & Specialty (3)	$1,839	$1,852	$2,040	$1,630	$1,753	$7,361	$7,076
Commercial (3)	1,304	1,347	1,291	1,182	1,247	5,124	4,943

Total	$3,143	$3,199	$3,331	$2,812	$3,000	$12,485	$12,019

(1)	Refer to the Non-GAAP financial measures section for further information on the calculation of the components of CAY combined ratio ex Cats.
(2)	Q4 2018 and full year 2018 include the adverse impact of merger-related actions, respectively, as follows: Major Accounts & Specialty $9 million and $119 million; Commercial $nil and $4 million.
(3)	Major Accounts & Specialty: principally large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
Gross premiums written	$1,291	$1,369	$1,489	$1,181	$1,260	$5,330	$5,152
Net premiums written	1,073	1,218	1,335	1,048	1,100	4,674	4,533
Net premiums earned	1,130	1,167	1,156	1,140	1,103	4,593	4,399
Losses and loss expenses	755	860	728	886	887	3,229	3,265
Policy acquisition costs	238	236	228	237	226	939	899
Administrative expenses	67	69	68	65	72	269	264

Underwriting income (loss)	70	2	132	(48)	(82)	156	(29)
Net investment income	59	59	59	59	58	236	226
Other expense—operating	—	—	(1)	—	(1)	(1)	(4)
Amortization expense of purchased intangibles	(3)	(4)	(3)	(3)	(4)	(13)	(16)

Segment income (loss)	$126	$57	$187	$8	$(29)	$378	$177

CAY Underwriting income ex Cats	$168	$196	$240	$230	$218	$834	$933
Combined ratio
Loss and loss expense ratio	66.8%	73.7%	63.0%	77.7%	80.4%	70.3%	74.2%
Policy acquisition cost ratio	21.1%	20.2%	19.7%	20.8%	20.5%	20.4%	20.4%
Administrative expense ratio	5.9%	5.9%	5.9%	5.7%	6.6%	5.9%	6.1%

Combined ratio	93.8%	99.8%	88.6%	104.2%	107.5%	96.6%	100.7%

CAY combined ratio ex Cats (1)
CAY loss and loss expense ratio ex Cats	59.1%	57.1%	53.7%	53.3%	54.0%	55.8%	52.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.4%	26.1%	25.6%	26.4%	26.5%	26.1%	26.3%

CAY combined ratio ex Cats	85.5%	83.2%	79.3%	79.7%	80.5%	81.9%	78.9%

Catastrophe reinstatement premiums expensed—pre-tax	$(26)	$—	$—	$—	$(19)	$(26)	$(22)
Catastrophe losses—pre-tax	$90	$136	$101	$284	$278	$611	$871
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(18)	$58	$7	$(6)	$3	$41	$69
% Change versus prior year period
Net premiums written	-2.5%	2.0%	6.4%	6.5%	5.8%	3.1%	9.1%
Net premiums written excluding certain items (2)	2.3%	2.7%	3.2%	2.7%		2.7%
Net premiums earned	2.5%	4.5%	5.6%	5.1%	2.6%	4.4%	1.9%
Other ratios
Net premiums written/gross premiums written	83%	89%	90%	89%	87%	88%	88%

(1)	Refer to the Non-GAAP financial measures section for further information on the calculation of the components of CAY combined ratio ex Cats.
(2)	Q4 2018 excludes additional reinsurance of $47 million (including a one-time unearned premium reserves transfer of $32 million) and additional reinstatement premiums of $6 million.

NA Personal	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
Gross premiums written	$273	$1,270	$543	$205	$276	$2,291	$2,315
Net premiums written	197	884	388	108	126	1,577	1,516
Net premiums earned	318	857	351	43	252	1,569	1,508
Adjusted losses and loss expenses (1)	161	727	281	(55)	60	1,114	1,043
Policy acquisition costs	5	49	26	(1)	6	79	81
Administrative expenses	(9)	2	1	(3)	(4)	(9)	(8)

Underwriting income	161	79	43	102	190	385	392
Net investment income	8	7	6	7	7	28	25
Other expense—operating	(1)	—	(1)	—	(1)	(2)	(2)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(7)	(7)	(28)	(29)

Segment income	$161	$79	$41	$102	$189	$383	$386

CAY Underwriting income ex Cats	$138	$86	$45	$27	$154	$296	$291
Combined ratio
Loss and loss expense ratio	50.7%	84.9%	80.0%	NM	23.7%	71.0%	69.2%
Policy acquisition cost ratio	1.5%	5.7%	7.4%	NM	2.4%	5.0%	5.4%
Administrative expense ratio	-2.7%	0.1%	0.5%	NM	-1.7%	-0.5%	-0.6%

Combined ratio	49.5%	90.7%	87.9%	NM	24.4%	75.5%	74.0%

CAY combined ratio ex Cats (2)
CAY loss and loss expense ratio ex Cats	56.0%	84.1%	79.3%	68.9%	36.9%	76.7%	76.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	0.8%	5.8%	7.9%	-1.2%	3.1%	4.9%	5.3%

CAY combined ratio ex Cats	56.8%	89.9%	87.2%	67.7%	40.0%	81.6%	81.5%

Catastrophe losses—pre-tax	$10	$8	$2	$1	$—	$21	$18
Favorable prior period development (PPD)—pre-tax	$(33)	$(1)	$—	$(76)	$(36)	$(110)	$(119)
% Change versus prior year period
Net premiums written	55.8%	-4.5%	-3.7%	76.2%	214.3%	4.0%	14.2%
Net premiums earned	26.0%	-4.6%	2.2%	214.2%	72.3%	4.1%	14.6%
Other ratios
Net premiums written/gross premiums written	72%	70%	71%	53%	46%	69%	66%

(1)	Includes realized gains and losses on crop derivatives.
(2)	Refer to the Non-GAAP financial measures section for further information on the calculation of the components of CAY combined ratio ex Cats.

NA Agriculture	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
Gross premiums written	$2,729	$2,541	$2,743	$2,872	$2,632	$10,885	$10,151
Net premiums written	2,238	2,081	2,199	2,384	2,165	8,902	8,350
Net premiums earned	2,187	2,157	2,161	2,107	2,113	8,612	8,131
Losses and loss expenses	1,166	1,114	1,071	1,078	965	4,429	4,281
Policy acquisition costs	592	582	584	588	568	2,346	2,221
Administrative expenses	257	252	266	239	248	1,014	982

Underwriting income	172	209	240	202	332	823	647
Net investment income	158	155	155	151	150	619	610
Other income (expense)—operating	(12)	7	12	(7)	(10)	—	4
Amortization expense of purchased intangibles	(12)	(8)	(11)	(10)	(12)	(41)	(45)

Segment income	$306	$363	$396	$336	$460	$1,401	$1,216

CAY Underwriting income ex Cats	$211	$217	$194	$195	$204	$817	$730
Combined ratio
Loss and loss expense ratio	53.3%	51.7%	49.6%	51.1%	45.7%	51.4%	52.6%
Policy acquisition cost ratio	27.1%	26.9%	27.0%	27.9%	26.9%	27.2%	27.3%
Administrative expense ratio	11.7%	11.7%	12.3%	11.4%	11.7%	11.8%	12.1%

Combined ratio	92.1%	90.3%	88.9%	90.4%	84.3%	90.4%	92.0%

CAY combined ratio ex Cats (1)
CAY loss and loss expense ratio ex Cats	51.6%	51.3%	51.7%	51.4%	51.6%	51.5%	51.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	38.8%	38.7%	39.3%	39.3%	38.7%	39.0%	39.3%

CAY combined ratio ex Cats	90.4%	90.0%	91.0%	90.7%	90.3%	90.5%	91.0%

Catastrophe reinstatement premiums (expenses) collected—pre-tax	$—	$—	$—	$—	$5	$—	$(4)
Catastrophe losses—pre-tax	$85	$80	$26	$15	$(55)	$206	$331
Favorable prior period development (PPD)—pre-tax	$(46)	$(72)	$(72)	$(22)	$(68)	$(212)	$(252)
% Change versus prior year period
Net premiums written	3.4%	5.9%	9.6%	7.8%	2.5%	6.6%	2.8%
Net premiums earned	3.5%	4.5%	7.1%	8.8%	3.1%	5.9%	0.0%
Net premiums written constant $	7.9%	7.5%	5.1%	1.4%	-0.2%	5.3%	2.8%
Net premiums earned constant $	7.9%	5.9%	2.0%	3.0%	0.2%	4.7%	-0.4%
Other ratios
Net premiums written/gross premiums written	82%	82%	80%	83%	82%	82%	82%

(1)	Refer to the Non-GAAP financial measures section for further information on the calculation of the components of CAY combined ratio ex Cats.

Overseas General Insurance	Page 15

Chubb Limited

Segment Results

(in millions of U.S. dollars)

(Unaudited)

Overseas General Insurance—Production by Region

	4Q-18	4Q-17	% Change 4Q-18 vs. 4Q-17	Constant $ 4Q-17	Constant $ % Change 4Q-18 vs. 4Q-17	Full Year 2018	Full Year 2017	% Change 2018 vs. 2017	Constant $ 2017	Constant $ % Change 2018 vs. 2017
Net premiums written
Europe	$867	$834	4.0%	$816	6.3%	$3,508	$3,281	6.9%	$3,440	2.0%
Latin America	584	589	-0.8%	538	8.6%	2,181	2,108	3.5%	2,012	8.4%
Asia	708	665	6.5%	647	9.4%	2,884	2,596	11.1%	2,635	9.4%
Other (1)	79	77	2.6%	73	8.2%	329	365	-9.9%	367	-10.4%

Total	$2,238	$2,165	3.4%	$2,074	7.9%	$8,902	$8,350	6.6%	$8,454	5.3%

(1)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Ins. - Region	Page 16

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
Gross premiums written	$117	$167	$233	$205	$104	$722	$746
Net premiums written	117	164	197	193	105	671	685
Net premiums earned	178	157	167	168	162	670	704
Losses and loss expenses	243	86	83	67	126	479	561
Policy acquisition costs	42	40	40	40	40	162	177
Administrative expenses	12	10	9	10	11	41	44

Underwriting income (loss)	(119)	21	35	51	(15)	(12)	(78)
Net investment income	65	63	65	64	66	257	273
Other income (expense)—operating	6	13	6	7	(1)	32	1

Segment income (loss)	$(48)	$97	$106	$122	$50	$277	$196

CAY Underwriting income ex Cats	$27	$27	$28	$39	$32	$121	$139
Combined ratio
Loss and loss expense ratio	137.1%	55.0%	49.4%	40.1%	78.9%	71.6%	79.8%
Policy acquisition cost ratio	23.7%	25.2%	24.2%	23.6%	24.4%	24.2%	25.1%
Administrative expense ratio	6.1%	6.5%	5.7%	5.8%	6.9%	6.0%	6.3%

Combined ratio	166.9%	86.7%	79.3%	69.5%	110.2%	101.8%	111.2%

CAY combined ratio ex Cats (1)
CAY loss and loss expense ratio ex Cats	50.1%	51.2%	53.0%	47.7%	50.1%	50.5%	46.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	33.1%	31.6%	30.5%	29.3%	31.3%	31.1%	33.2%

CAY combined ratio ex Cats	83.2%	82.8%	83.5%	77.0%	81.4%	81.6%	79.2%

Catastrophe reinstatement premiums collected—pre-tax	$18	$4	$—	$—	$—	$22	$37
Catastrophe losses—pre-tax	$160	$34	$9	$2	$42	$205	$313
Unfavorable (favorable) prior period development (PPD)—pre-tax	$4	$(24)	$(16)	$(14)	$5	$(50)	$(59)
% Change versus prior year period
Net premiums written as reported	11.0%	-14.3%	3.8%	-3.0%	-8.2%	-2.1%	1.4%
Net premiums earned as reported	10.2%	-15.7%	-0.6%	-11.0%	-3.4%	-4.9%	-0.7%
Net premiums written constant $	11.7%	-14.7%	1.5%	-4.8%	-9.3%	-3.3%	2.2%
Net premiums earned constant $	10.6%	-16.0%	-3.1%	-12.8%	-5.1%	-6.0%	-0.4%
Other ratios
Net premiums written/gross premiums written	99%	98%	85%	94%	100%	93%	92%

(1)	Refer to the Non-GAAP financial measures section for further information on the calculation of the components of CAY combined ratio ex Cats.

Global Reinsurance	Page 17

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
Gross premiums written	$614	$599	$599	$592	$586	$2,404	$2,261
Net premiums written	582	564	565	559	555	2,270	2,141
Net premiums earned	575	551	552	540	553	2,218	2,101
Losses and loss expenses	182	195	184	205	183	766	739
Policy benefits (1)	162	127	150	151	176	590	676
(Gains) losses from fair value changes in separate account assets (1)	20	14	10	(6)	(27)	38	(97)
Policy acquisition costs	152	139	138	128	154	557	530
Administrative expenses	75	77	80	78	77	310	303
Net investment income	88	85	85	83	83	341	313

Life Insurance underwriting income (2)	72	84	75	67	73	298	263
Other income (expense)—operating	18	(6)	2	(2)	(3)	12	(13)
Amortization expense of purchased intangibles	(1)	—	—	(1)	—	(2)	(2)

Segment income	$89	$78	$77	$64	$70	$308	$248

% Change versus prior year period
Net premiums written	4.8%	4.8%	8.0%	6.7%	1.2%	6.1%	0.8%
Net premiums earned	3.9%	4.6%	7.2%	6.8%	3.5%	5.6%	2.2%
Net premiums written constant $	6.3%	5.1%	6.5%	5.0%	0.3%	5.7%	0.3%
Net premiums earned constant $	5.4%	4.9%	5.7%	5.0%	2.3%	5.3%	1.6%

(1)

(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.

(2)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	4Q-18	4Q-17	% Change 4Q-18 vs. 4Q-17	Constant $ % Change 4Q-18 vs. 4Q-17	Full Year 2018	Full Year 2017	% Change 2018 vs. 2017	Constant $ % Change 2018 vs. 2017
International life insurance net premiums written	$233	$224	3.9%	6.3%	$887	$824	7.6%	6.9%
International life insurance deposits (3)	375	388	-3.4%	-1.4%	1,538	1,436	7.1%	6.0%

Total international life insurance net premiums written and deposits	$608	$612	-0.7%	1.4%	$2,425	$2,260	7.3%	6.4%

International life insurance segment income	$32	$19	69.6%	76.0%	$103	$54	90.5%	96.7%

(3)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 18

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	Full Year 2018	Full Year 2017
Gross premiums written	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—
Losses and loss expenses (1)	(19)	13	48	11	140	53	285
Policy acquisition costs	—	—	—	—	—	—	—
Administrative expenses	95	58	70	72	80	295	267

Underwriting loss	(76)	(71)	(118)	(83)	(220)	(348)	(552)
Adjusted net investment income	8	11	10	10	13	39	49
Other expense—operating	(8)	(8)	(2)	(7)	(61)	(25)	(88)
Adjusted interest expense	(158)	(170)	(177)	(169)	(168)	(674)	(656)
Amortization expense of purchased intangibles	(63)	(64)	(64)	(64)	(43)	(255)	(168)
2017 tax reform transition benefit	—	—	—	—	450	—	450
Income tax expense excluding 2017 tax reform transition benefit	(192)	(183)	(218)	(149)	(131)	(742)	(484)

Core operating loss	(489)	(485)	(569)	(462)	(160)	(2,005)	(1,449)
Chubb integration expenses, net of tax	(15)	(14)	(10)	(8)	(57)	(47)	(217)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(42)	(42)	(41)	(50)	(41)	(175)	(198)
Adjusted net realized gains (losses), net of tax (2)	(523)	165	92	43	142	(223)	492

Net loss	$(1,069)	$(376)	$(528)	$(477)	$(116)	$(2,450)	$(1,372)

Unfavorable (favorable) prior period development (PPD)—pre-tax	$(22)	$12	$45	$10	$138	$45	$278

(1)	Q4 2018 includes $130 million of favorable reinsurance settlement as well as $108 million of adverse development for legacy exposures, principally asbestos.
(2)	Includes net realized gains (losses) related to unconsolidated entities.

Corporate	Page 19

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2016	$60,540	$12,708	$47,832
Losses and loss expenses incurred	4,752	963	3,789
Losses and loss expenses paid	(4,830)	(923)	(3,907)	103%
Other (incl. foreign exch. revaluation)	117	63	54

Balance at March 31, 2017	$60,579	$12,811	$47,768
Losses and loss expenses incurred	5,016	870	4,146
Losses and loss expenses paid	(5,356)	(1,234)	(4,122)	99%
Other (incl. foreign exch. revaluation)	155	38	117

Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69%
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Losses and loss expenses incurred	5,755	1,483	4,272
Losses and loss expenses paid	(6,419)	(1,298)	(5,121)	120%
Other (incl. foreign exch. revaluation)	(310)	(41)	(269)

Balance at December 31, 2017	$63,179	$14,014	$49,165
Losses and loss expenses incurred	5,028	926	4,102
Losses and loss expenses paid	(5,448)	(1,206)	(4,242)	103%
Other (incl. foreign exch. revaluation)	380	88	292

Balance at March 31, 2018	$63,139	$13,822	$49,317
Losses and loss expenses incurred	5,458	971	4,487
Losses and loss expenses paid	(5,304)	(931)	(4,373)	97%
Other (incl. foreign exch. revaluation)	(515)	(127)	(388)

Balance at June 30, 2018	$62,778	$13,735	$49,043
Losses and loss expenses incurred	6,472	1,604	4,868
Losses and loss expenses paid	(5,771)	(1,268)	(4,503)	93%
Other (incl. foreign exch. revaluation)	(450)	(106)	(344)

Balance at September 30, 2018	$63,029	$13,965	$49,064
Losses and loss expenses incurred	6,687	2,077	4,610
Losses and loss expenses paid	(6,556)	(1,334)	(5,222)	113%
Other (incl. foreign exch. revaluation)	(200)	(19)	(181)

Balance at December 31, 2018	$62,960	$14,689	$48,271
Add net recoverable on paid losses	—	1,304	(1,304)

Balance including net recoverable on paid losses	$62,960	$15,993	$46,967

Loss Reserve Rollforward	Page 20

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2018	September 30 2018	June 30 2018	March 31 2018	December 31 2017
Reinsurance recoverable on paid losses and loss expenses
Active operations	$980	$911	$901	$972	$808
Brandywine and Other Run-off	396	290	238	271	286

Total	$1,376	$1,201	$1,139	$1,243	$1,094

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,705	$12,989	$12,763	$12,842	$12,992
Brandywine and Other Run-off	1,235	1,214	1,209	1,217	1,269

Total	$14,940	$14,203	$13,972	$14,059	$14,261

Gross reinsurance recoverable
Active operations	$14,685	$13,900	$13,664	$13,814	$13,800
Brandywine and Other Run-off	1,631	1,504	1,447	1,488	1,555

Total	$16,316	$15,404	$15,111	$15,302	$15,355

Provision for uncollectible reinsurance (1)
Active operations	$(185)	$(189)	$(189)	$(188)	$(183)
Brandywine and Other Run-off	(138)	(127)	(130)	(132)	(138)

Total	$(323)	$(316)	$(319)	$(320)	$(321)

Net reinsurance recoverable
Active operations	$14,500	$13,711	$13,475	$13,626	$13,617
Brandywine and Other Run-off	1,493	1,377	1,317	1,356	1,417

Total	$15,993	$15,088	$14,792	$14,982	$15,034

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.7 billion.

Reinsurance Recoverable	Page 21

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	December 31 2018		September 30 2018		June 30 2018		March 31 2018		December 31 2017
Market Value
Fixed maturities available for sale	$78,470		$77,853		$77,963		$79,111		$78,939
Fixed maturities held to maturity	13,259		13,284		13,665		14,122		14,474
Short-term investments	3,016		3,479		3,171		2,874		3,561

Total fixed maturities	$94,745		$94,616		$94,799		$96,107		$96,974

Asset Allocation by Market Value
Treasury	$4,799	5%	$4,572	5%	$4,246	4%	$4,277	4%	$4,049	4%
Agency	528	1%	570	1%	651	1%	593	1%	564	1%
Corporate and asset-backed	29,091	31%	27,373	29%	27,150	29%	26,564	28%	27,215	28%
Mortgage-backed	18,026	19%	18,401	19%	18,068	19%	18,467	19%	18,032	19%
Municipal	16,327	17%	17,280	18%	17,827	19%	19,550	20%	20,766	21%
Non-U.S.	22,958	24%	22,941	24%	23,686	25%	23,782	25%	22,787	23%
Short-term investments	3,016	3%	3,479	4%	3,171	3%	2,874	3%	3,561	4%

Total fixed maturities	$94,745	100%	$94,616	100%	$94,799	100%	$96,107	100%	$96,974	100%

Credit Quality by Market Value
AAA	$14,571	15%	$15,131	16%	$14,952	16%	$14,723	15%	$15,512	16%
AA	36,715	39%	36,705	39%	36,292	38%	37,322	39%	37,407	39%
A	17,253	18%	17,350	18%	17,735	19%	18,306	19%	18,369	19%
BBB	12,035	13%	12,050	13%	12,473	13%	12,616	13%	12,377	13%
BB	8,363	9%	7,737	8%	7,788	8%	7,710	8%	7,941	8%
B	5,596	6%	5,421	6%	5,356	6%	5,235	6%	5,135	5%
Other	212	0%	222	0%	203	0%	195	0%	233	0%

Total fixed maturities	$94,745	100%	$94,616	100%	$94,799	100%	$96,107	100%	$96,974	100%

Cost/Amortized Cost
Fixed maturities available for sale	$79,323		$78,637		$78,546		$79,208		$77,835
Fixed maturities held to maturity	13,435		13,563		13,860		14,253		14,335
Short-term investments	3,016		3,479		3,171		2,874		3,561

Subtotal fixed maturities	95,774		95,679		95,577		96,335		95,731
Equity securities	770		843		933		948		737
Other investments	5,277		5,425		5,259		4,919		4,417

Total investment portfolio	$101,821		$101,947		$101,769		$102,202		$100,885

Avg. duration of fixed maturities	3.7 years		3.9 years		4.2 years		4.3 years		4.2 years
Avg. market yield of fixed maturities	3.7%		3.5%		3.4%		3.3%		2.9%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (1)	3.5%		3.5%		3.5%		3.4%		3.5%

(1)	Calculated using adjusted net investment income.

Investments	Page 22

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

	S&P Credit Rating
Mortgage-backed securities	AAA	AA	A	BBB	BB and below	Total
Market Value at December 31, 2018
Agency residential mortgage-backed (RMBS)	$—	$14,686	$—	$—	$—	$14,686
Non-agency RMBS	26	48	68	27	20	189
Commercial mortgage-backed	2,809	243	99	—	—	3,151

Total mortgage-backed securities at market value	$2,835	$14,977	$167	$27	$20	$18,026

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
Market Value at December 31, 2018	AAA	AA	A	BBB	Total
Asset-backed	$2,761	$242	$44	$31	$3,078
Banks	1	31	1,837	1,294	3,163
Basic Materials	—	—	100	176	276
Communications	—	170	340	1,008	1,518
Consumer, Cyclical	—	293	496	571	1,360
Consumer, Non-Cyclical	56	441	1,502	1,473	3,472
Diversified Financial Services	—	157	386	181	724
Energy	—	38	155	473	666
Industrial	—	39	443	712	1,194
Utilities	—	18	734	374	1,126
All Others	161	290	1,076	786	2,313

Total	$2,979	$1,719	$7,113	$7,079	$18,890

	S&P Credit Rating
	Below Investment Grade
Market Value at December 31, 2018	BB	B	CCC	Total
Asset-backed	$1	$3	$7	$11
Banks	—	—	—	—
Basic Materials	399	178	—	577
Communications	801	674	18	1,493
Consumer, Cyclical	1,032	618	35	1,685
Consumer, Non-Cyclical	939	1,153	39	2,131
Diversified Financial Services	160	174	8	342
Energy	710	331	12	1,053
Industrial	676	549	20	1,245
Utilities	227	22	—	249
All Others	947	457	11	1,415

Total	$5,892	$4,159	$150	$10,201

Investments 2	Page 23

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2018

	Market Value by S&P Credit Rating
Non-U.S. Government Securities	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$—	$1,064	$—	$—	$—	$1,064
Republic of Korea	—	1,055	—	—	—	1,055
Canada	831	—	—	—	—	831
Federative Republic of Brazil	—	—	—	—	707	707
Province of Ontario	—	8	636	—	—	644
Province of Quebec	—	502	—	—	—	502
United Mexican States	—	—	370	117	—	487
Kingdom of Thailand	—	—	460	—	—	460
Commonwealth of Australia	305	3	—	—	—	308
Federal Republic of Germany	304	—	—	—	—	304
Other Non-U.S. Government Securities	557	1,349	911	573	929	4,319

Total	$1,997	$3,981	$2,377	$690	$1,636	$10,681

	Market Value by S&P Credit Rating
Non-U.S. Corporate Securities	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$105	$108	$593	$815	$303	$1,924
Canada	106	277	296	452	348	1,479
United States (1)	3	26	101	438	573	1,141
France	7	34	661	273	39	1,014
Australia	113	210	356	133	11	823
Netherlands	59	80	278	155	99	671
Germany	64	34	143	257	27	525
Japan	—	46	429	9	—	484
Switzerland	48	25	191	177	28	469
China	—	—	289	54	30	373
Other Non-U.S. Corporate Securities	380	451	935	993	615	3,374

Total	$885	$1,291	$4,272	$3,756	$2,073	$12,277

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 24

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2018	Market Value	Rating
1	Wells Fargo & Co	$557	A-
2	Bank of America Corp	465	A-
3	JP Morgan Chase & Co	443	A-
4	Comcast Corp	365	A-
5	Goldman Sachs Group Inc	351	BBB+
6	AT&T Inc	340	BBB
7	HSBC Holdings Plc	339	A
8	Anheuser-Busch InBev NV	337	A-
9	Verizon Communications Inc	331	BBB+
10	Morgan Stanley	292	BBB+

Investments 4	Page 25

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$(313)	$21	$(292)	$(75)	$(42)	$(117)	$(388)	$(21)	$(409)
Public equity	7	(1)	6	—	—	—	7	(1)	6
Private equity	252	(12)	240	—	—	—	252	(12)	240
Mark-to-market on public and private equity (2)	(237)	17	(220)	—	—	—	(237)	17	(220)

Total investment portfolio (3)	(291)	25	(266)	(75)	(42)	(117)	(366)	(17)	(383)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (4)	(263)	—	(263)	—	—	—	(263)	—	(263)
Foreign exchange	29	(11)	18	(143)	30	(113)	(114)	19	(95)
Partially-owned entities (5)	8	—	8	—	—	—	8	—	8
Other (6)	(26)	6	(20)	(260)	55	(205)	(286)	61	(225)

Net gains (losses)	$(543)	$20	$(523)	$(478)	$43	$(435)	$(1,021)	$63	$(958)

(1)

The quarter includes $153 million pre-tax realized losses on fixed income derivatives. Other-than-temporary impairments for the quarter in realized gains (losses) were $33 million pre-tax for fixed maturities.

(2)

Effective Q1 2018, the company adopted new guidance that requires the recognition of mark-to-market changes of public equities and cost-method private equities to be recognized through realized gains (losses) on the income statement. Previously these unrealized gains (losses) were recorded through other comprehensive income (loss) on the balance sheet.

(3)

Realized and unrealized losses of $383 million, after-tax, was principally driven by widening of credit spreads on corporate fixed income securities late in the quarter, partially offset by the decline in interest rates. The related tax expense of $42 million on unrealized losses of $75 million reflects unrealized losses being generated in lower tax jurisdictions and unrealized gains being generated in higher tax jurisdictions.

(4)	The quarter includes $118 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(5)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(6)	Other realized losses, pre-tax, primarily includes $23 million related to impairment of fixed assets. Other unrealized losses are primarily related to the company’s post-retirement programs.

	Three months ended December 31, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (7)	$(35)	$21	$(14)	$(276)	$65	$(211)	$(311)	$86	$(225)
Public equity	6	(4)	2	9	(1)	8	15	(5)	10
Private equity	122	(10)	112	8	2	10	130	(8)	122

Total investment portfolio (8)	93	7	100	(259)	66	(193)	(166)	73	(93)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (9)	7	—	7	—	—	—	7	—	7
Foreign exchange	26	(5)	21	(430)	19	(411)	(404)	14	(390)
Partially-owned entities (10)	—	—	—	—	—	—	—	—	—
Other (11)	(4)	18	14	102	(24)	78	98	(6)	92

Net gains (losses)	$122	$20	$142	$(587)	$61	$(526)	$(465)	$81	$(384)

(7)	The quarter includes $13 million pre-tax realized gains on fixed income derivatives.
(8)	Other-than-temporary impairments for the quarter in realized gains (losses), pre-tax, includes $8 million for fixed maturities, $1 million for public equity and $1 million for private equity.
(9)	The quarter includes $92 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(10)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(11)	Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

Net Gains (Losses)	Page 26

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$(377)	$30	$(347)	$(1,996)	$297	$(1,699)	$(2,373)	$327	$(2,046)
Public equity	70	(13)	57	—	—	—	70	(13)	57
Private equity	544	(35)	509	—	—	—	544	(35)	509
Mark-to-market on public and private equity (2)	(255)	26	(229)	—	—	—	(255)	26	(229)

Total investment portfolio	(18)	8	(10)	(1,996)	297	(1,699)	(2,014)	305	(1,709)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (3)	(252)	—	(252)	—	—	—	(252)	—	(252)
Foreign exchange	131	(31)	100	(802)	35	(767)	(671)	4	(667)
Partially-owned entities (4)	8	—	8	—	—	—	8	—	8
Other (5)	(87)	18	(69)	(321)	67	(254)	(408)	85	(323)

Net gains (losses)	$(218)	$(5)	$(223)	$(3,119)	$399	$(2,720)	$(3,337)	$394	$(2,943)

(1)

Full year includes $75 million pre-tax realized losses on fixed income derivatives. Full year other-than-temporary impairments in realized gains (losses), pre-tax, includes $49 million for fixed maturities.

(2)

Effective Q1 2018, the company adopted new guidance that requires the recognition of mark-to-market changes of public equities and cost-method private equities to be recognized through realized gains (losses) on the income statement. Previously these unrealized gains (losses) were recorded through other comprehensive income (loss) on the balance sheet.

(3)	Full year includes $4 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(4)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(5)

Other realized losses, pre-tax, primarily includes $36 million related to the early redemption of the $1.0 billion junior subordinated capital securities in April 2018, $24 million related to lease impairments, and $23 million related to impairment of fixed assets. Other unrealized losses are primarily related to the company’s post-retirement programs.

	Year ended December 31, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (6)	$(42)	$32	$(10)	$537	$(210)	$327	$495	$(178)	$317
Public equity	16	(5)	11	88	(26)	62	104	(31)	73
Private equity	401	(52)	349	8	(5)	3	409	(57)	352

Total investment portfolio (7)	375	(25)	350	633	(241)	392	1,008	(266)	742
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (8)	103	—	103	—	—	—	103	—	103
Foreign exchange	36	—	36	471	5	476	507	5	512
Partially-owned entities (9)	(6)	2	(4)	—	—	—	(6)	2	(4)
Other (10)	(11)	18	7	(16)	5	(11)	(27)	23	(4)

Net gains (losses)	$497	$(5)	$492	$1,088	$(231)	$857	$1,585	$(236)	$1,349

(6)	Full year includes $11 million pre-tax realized losses on fixed income derivatives.
(7)	Full year other-than-temporary impairments in realized gains (losses), pre-tax, includes $23 million for fixed maturities, $10 million for public equity and $12 million for private equity.
(8)	Full year includes $261 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(9)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(10)	Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

Net Gains (Losses) 2	Page 27

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	December 31 2018	September 30 2018	June 30 2018	March 31 2018	December 31 2017	December 31 2016
Financial Debt:
Total short-term debt	$509	$500	$600	$1,669	$1,013	$500
Total long-term debt	12,087	12,149	12,184	12,786	11,556	12,610

Total financial debt	$12,596	$12,649	$12,784	$14,455	$12,569	$13,110
Hybrid debt:
Total trust preferred securities	308	308	308	308	308	308

Total	$12,904	$12,957	$13,092	$14,763	$12,877	$13,418

Capitalization:
Shareholders’ equity	$50,312	$50,934	$50,971	$51,287	$51,172	$48,275
Hybrid debt	308	308	308	308	308	308
Financial debt	12,596	12,649	12,784	14,455	12,569	13,110

Total capitalization	$63,216	$63,891	$64,063	$66,050	$64,049	$61,693

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%
Financial debt	19.9%	19.8%	20.0%	21.9%	19.6%	21.3%

Total hybrid & financial debt	20.4%	20.3%	20.5%	22.4%	20.1%	21.8%

Note: As of December 31, 2018, there was $0.4 billion usage of credit facilities on a total commitment of $1.0 billion.

Debt and Capital	Page 28

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31		Year ended December 31
	2018	2017	2018	2017
Numerator
Core operating income to common shares	$935	$1,489	$4,407	$3,784
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(50)	(64)	(215)	(283)
Tax benefit on amortization adjustment	8	23	40	85
Chubb integration expenses, pre-tax	(20)	(77)	(59)	(310)
Tax benefit on Chubb integration expenses	5	20	12	93
Adjusted net realized gains (losses), pre-tax	(543)	122	(218)	497
Tax (expense) benefit on adjusted net realized gains (losses)	20	20	(5)	(5)

Net income	$355	$1,533	$3,962	$3,861

Rollforward of Common Shares Outstanding
Shares—beginning of period	461,100,790	464,158,519	463,833,179	465,968,716
Repurchase of shares	(2,493,873)	(833,599)	(7,719,035)	(5,866,612)
Shares issued, excluding option exercises	441,681	158,819	2,023,850	2,098,446
Issued for option exercises	154,780	349,440	1,065,384	1,632,629

Shares—end of period	459,203,378	463,833,179	459,203,378	463,833,179

Denominator
Weighted average shares outstanding (2)	460,636,999	465,429,008	463,629,203	467,145,716
Effect of other dilutive securities	2,783,223	4,055,746	3,173,145	4,051,185

Adj. wtd. avg. shares outstanding and assumed conversions	463,420,222	469,484,754	466,802,348	471,196,901

Basic earnings per share
Core operating income	$2.03	$3.20	$9.51	$8.10
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.09)	(0.09)	(0.38)	(0.42)
Chubb integration expenses, net of tax	(0.03)	(0.12)	(0.10)	(0.47)
Adjusted net realized gains (losses), net of tax	(1.14)	0.30	(0.48)	1.05

Net income	$0.77	$3.29	$8.55	$8.26

Diluted earnings per share
Core operating income	$2.02	$3.17	$9.44	$8.03
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.09)	(0.09)	(0.37)	(0.42)
Chubb integration expenses, net of tax	(0.03)	(0.12)	(0.10)	(0.46)
Adjusted net realized gains (losses), net of tax	(1.14)	0.31	(0.48)	1.04

Net income	$0.76	$3.27	$8.49	$8.19

(1)	Related to the acquisition of The Chubb Corporation.
(2)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 29

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	December 31 2018	September 30 2018	June 30 2018	March 31 2018	December 31 2017
Shareholders’ equity	$50,312	$50,934	$50,971	$51,287	$51,172
Less: goodwill and other intangible assets, net of tax	20,054	20,121	20,380	20,706	20,621

Numerator for tangible book value per share	$30,258	$30,813	$30,591	$30,581	$30,551

Book value—% change over prior quarter	-1.2%	-0.1%	-0.6%	0.2%	1.4%
Tangible book value—% change over prior quarter	-1.8%	0.7%	0.0%	0.1%	1.2%
Denominator	459,203,378	461,100,790	463,502,164	465,831,486	463,833,179

Book value per common share	$109.56	$110.46	$109.97	$110.10	$110.32
Tangible book value per common share	$65.89	$66.83	$66.00	$65.65	$65.87
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$50,934	$50,971	$51,287	$51,172	$50,471
Core operating income	935	1,122	1,253	1,097	1,489
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(42)	(42)	(41)	(50)	(41)
Chubb integration expenses, net of tax	(15)	(14)	(10)	(8)	(57)
Adjusted net realized gains (losses), net of tax (2)	(523)	165	92	43	142
Net unrealized gains (losses) on the investment portfolio	(117)	(159)	(435)	(988)	(193)
Repurchase of shares	(318)	(379)	(324)	—	(123)
Dividend declared on common shares	(336)	(337)	(339)	(332)	(330)
Cumulative translation	(113)	(462)	(570)	378	(411)
Postretirement benefit liability	(205)	(18)	(13)	(18)	78
Other (3)	112	87	71	(7)	147

	$50,312	$50,934	$50,971	$51,287	$51,172

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 30

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and core operating income (loss) on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted losses and loss expenses includes realized gains and losses on crop derivatives. The crop derivatives are purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified from adjusted net realized gains (losses), also a non-GAAP financial measure.

Adjusted net realized gains (losses), net of tax includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses. The P&C combined ratio includes adjusted losses and loss expenses in the ratio numerator.

In presenting our segment income (loss) results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and adjusted operating ratios to monitor the results of our operations without the impact of certain factors, including adjusted investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio (a non-GAAP financial measure) and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 34-37.

P&C combined ratio is the sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

CAY P&C combined ratio excluding the impact of catastrophe losses is a non-GAAP financial measure. The combined ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses. The denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from prior period development (PPD) and net premiums earned when calculating the ratios. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items. P&C combined ratio with expected level of catastrophe losses excludes the impact of catastrophe losses above or below management’s view of typical catastrophe losses for that period. The adjustment for normalized catastrophe activity reduces the unusually large impact of catastrophe activity which is not indicative of our underlying performance.

Expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated adjusted operating results (including corporate) and exclude the adjusted operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our segments’ operations as they are heavily influenced by, and fluctuate in part according to market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

Core operating income (loss) is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude adjusted realized gains and losses because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income (loss), as well.

Core operating income excluding catastrophe losses excludes the impact of catastrophe losses due to the significant size and number of these events which could obscure the underlying operating results. Core operating income excluding catastrophe losses and provisional tax benefit also excludes the one-time transition benefit of $450 million in the fourth quarter of 2017 related to 2017 U.S. tax reform, which could distort comparability of core operating income between periods for reasons unrelated to underlying operating performance. We believe these measures provide a better evaluation of our operating performance and enhances the understanding of the trends in our property and casualty business. Core operating income with expected level of catastrophe losses is a non-GAAP financial measure which excludes catastrophe losses above or below management’s view of typical catastrophe losses for that period. The adjustment for normalized catastrophe activity reduces the unusually large impact of catastrophe activity which is not indicative of our underlying performance. Current accident year core operating income excluding catastrophe losses is core operating income adjusted to exclude catastrophe losses and prior period development (PPD). We believe it is useful to exclude catastrophe losses, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current year underwriting performance. Core operating income, Core operating income excluding catastrophe losses, Core operating income with expected level of catastrophe losses, and Current accident year core operating income excluding catastrophe losses should not be viewed as a substitute for net income determined in accordance with GAAP. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses), tax on Chubb integration expenses, and tax on the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. The denominator is core operating income (loss), before tax. Core operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Book value per common share, net of tax is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, net of tax is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. In addition, we disclose per share measures for book value and tangible book value that exclude the impact of foreign currency fluctuations in order to adjust for the distortive effects of fluctuations in exchange rates. Adjusted book value per common share, net of tax, excludes unrealized investment gains (losses). Adjusted tangible book value per common share, net of tax, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses). We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes. We believe these measures are meaningful to understanding growth in book and tangible book value by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written excluding merger-related actions is a non-GAAP performance measure. Since the acquisition of the Chubb Corp, we have entered into new reinsurance agreements with third-party reinsurers for the Chubb Corp businesses and have taken other merger-related underwriting actions, including exiting certain types of business that do not meet our underwriting standards or adhere to our risk diversification strategy. We exclude the impact of accounting policy alignment to conform the timing of premium recognition of certain Chubb Corp foreign subsidiaries to be on the same basis as Chubb Limited. In addition, we excluded the impact of Fireman’s Fund non-renewal, additional reinsurance, unearned premium reserve (UPR) transfer, and reinstatement premiums in the North America Personal P&C Insurance segment. We believe that this measure is meaningful to evaluate trends in our underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 31

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) or ROE calculated using core operating income: The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. Core operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments. Core operating ROE with Mark-to-market on Private equities includes the change in the fair value of private equity funds which are recorded as realized gains and losses and not within core operating income. We believe that this measure provides comparison with our peer companies that record the fair value changes of private equity funds within core operating income as a component of investment income.

			Full Year	Full Year
	4Q-18	4Q-17	2018	2017
Net income	$355	$1,533	$3,962	$3,861
Core operating income	$935	$1,489	$4,407	$3,784
Equity—beginning of period, as reported	$50,934	$50,471	$51,172	$48,275
Less: unrealized gains (losses) on investments, net of deferred tax (1) (2)	(428)	1,643	1,154	1,058

Equity—beginning of period, as adjusted	$51,362	$48,828	$50,018	$47,217

Equity—end of period, as reported	$50,312	$51,172	$50,312	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	(545)	1,450	(545)	1,450

Equity—end of period, as adjusted	$50,857	$49,722	$50,857	$49,722

Weighted average equity, as reported	$50,623	$50,822	$50,742	$49,724
Weighted average equity, as adjusted	$51,110	$49,275	$50,438	$48,470
ROE	2.8%	12.1%	7.8%	7.8%
Core operating ROE	7.3%	12.1%	8.7%	7.8%
Core operating ROE with Mark-to-market on Private equities of $382 million			9.5%

(1)

During Q1 2018, the company adopted new guidance that requires the reclassification of $417 million of unrealized appreciation to beginning retained earnings related to public equities and cost-method private equities.

(2)

At December 31, 2018, the company reclassified tax expense of $121 million related to the unrealized appreciation of investments as of December 31, 2017 to beginning retained earnings representing the stranded tax effects related to the 2017 U.S. Tax Reform which reduced the tax expense on unrealized appreciation of investments. This reduction in tax was recorded in net income in Q4 2017 as part of the U.S. Tax Reform benefit.

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						Full Year	Full Year
	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	2018	2017
Tax expense (benefit), as reported	$159	$183	$218	$135	$(382)	$695	$(139)
Less: tax benefit on amortization of fair value of acquired invested assets and debt (1)	(8)	(12)	(11)	(9)	(23)	(40)	(85)
Less: tax benefit on Chubb integration expenses	(5)	(2)	(3)	(2)	(20)	(12)	(93)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(20)	14	14	(3)	(20)	5	5

Tax expense (benefit), adjusted	$192	$183	$218	$149	$(319)	$742	$34

Income before tax, as reported	$514	$1,414	$1,512	$1,217	$1,151	$4,657	$3,722
Less: amortization of fair value of acquired invested assets and debt (1)	(50)	(54)	(52)	(59)	(64)	(215)	(283)
Less: Chubb integration expenses	(20)	(16)	(13)	(10)	(77)	(59)	(310)
Less: adjusted realized gains (losses)	(682)	27	10	(4)	—	(649)	91
Less: realized gains (losses) related to unconsolidated entities	139	152	96	44	122	431	406

Core operating income before tax	$1,127	$1,305	$1,471	$1,246	$1,170	$5,149	$3,818

Effective tax rate	31.1%	12.9%	14.4%	11.1%	-33.1%	14.9%	-3.7%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	0.0%	0.4%	0.2%	0.2%	3.7%	0.2%	2.3%
Adjustment for tax impact of Chubb integration expenses	0.1%	0.0%	0.1%	0.1%	3.8%	0.1%	2.6%
Adjustment for tax impact of adjusted net realized gains (losses)	-14.1%	0.8%	0.1%	0.6%	-1.6%	-0.8%	-0.3%

Core operating effective tax rate	17.1%	14.1%	14.8%	12.0%	-27.2%	14.4%	0.9%

(1)	Related to the acquisition of The Chubb Corporation.

Core operating income

The following table presents the reconciliation of Net income to Core operating income:

						Full Year	Full Year
	4Q-18	3Q-18	2Q-18	1Q-18	4Q-17	2018	2017
Net income, as reported	$355	$1,231	$1,294	$1,082	$1,533	$3,962	$3,861
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(50)	(54)	(52)	(59)	(64)	(215)	(283)
Tax benefit on amortization adjustment	8	12	11	9	23	40	85
Chubb integration expenses, pre-tax	(20)	(16)	(13)	(10)	(77)	(59)	(310)
Tax benefit on Chubb integration expenses	5	2	3	2	20	12	93
Adjusted realized gains (losses), pre-tax	(682)	27	10	(4)	—	(649)	91
Net realized gains (losses) related to unconsolidated entities, pre-tax (2)	139	152	96	44	122	431	406
Tax (expense) benefit on adjusted net realized gains (losses)	20	(14)	(14)	3	20	(5)	(5)

Core operating income	$935	$1,122	$1,253	$1,097	$1,489	$4,407	$3,784

(1)	Related to the acquisition of The Chubb Corporation.
(2)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 32

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating income measures

	4Q-18	4Q-17	% Change 4Q-18 vs. 4Q-17	Full Year 2018	Full Year 2017	% Change 2018 vs. 2017
Core operating income	$935	$1,489		$4,407	$3,784
Less: Catastrophe losses, after-tax	(506)	(331)		(1,354)	(2,171)

Core operating income ex Cats	1,441	1,820	-20.8%	5,761	5,955	-3.3%
Less: Prior period development, after-tax	202	130		706	634

Core operating income ex Cats and PPD	$1,239	$1,690		$5,055	$5,321

Core operating income	$935	$1,489		$4,407	$3,784
Add: Actual Cats above expected levels, after-tax	368	197		583	1,455

Core operating income w/ expected level of Cats	$1,303	$1,686	-22.8%	$4,990	$5,239	-4.8%

Diluted earnings per share

Core operating income ex Cats	$3.11	$3.88	-19.8%	$12.34	$12.64	-2.4%

Core operating income ex Cats and PPD	$2.68	$3.60	-25.6%	$10.83	$11.29	-4.1%

Core operating income w/ expected level of Cats	$2.81	$3.59	-21.7%	$10.69	$11.12	-3.9%

Core operating income ex Cats and $450 million tax reform benefit in 2017	$3.11	$2.92	6.5%

Core operating ROE with expected level of Cats

	4Q-18	4Q-17	Full Year 2018	Full Year 2017
Equity—beginning of period, as reported	$50,934	$50,471	$51,172	$48,275
Less: unrealized gains (losses) on investments, net of deferred tax	(428)	1,643	1,154	1,058

Equity—beginning of period, as adjusted	$51,362	$48,828	$50,018	$47,217

Equity—end of period, as reported	$50,312	$51,172	$50,312	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	(545)	1,450	(545)	1,450

Equity—end of period, as adjusted	$50,857	$49,722	$50,857	$49,722

Add: Actual Cats above expected levels, after-tax	368	197	583	1,455

Equity—end of period, as adjusted, w/ expected level of Cats	$51,225	$49,919	$51,440	$51,177

Weighted average equity, as reported	$50,623	$50,822	$50,742	$49,724
Weighted average equity, as adjusted	$51,110	$49,275	$50,438	$48,470
Weighted average equity, as adjusted, w/ expected level of Cats	$51,294	$49,374	$50,729	$49,197
ROE	2.8%	12.1%	7.8%	7.8%
Core operating ROE	7.3%	12.1%	8.7%	7.8%
Core operating ROE, w/ expected level of Cats	10.2%	13.7%	9.8%	10.6%

Reconciliation of Book Value and Tangible Book Value per Share, excluding Unrealized Gains (Losses) on Investments

	December 31 2018	September 30 2018	June 30 2018	March 31 2018	January 1 2018	% Change QTD 2018	% Change Full Year 2018
Book value	$50,312	$50,934	$50,971	$51,287	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	(545)	(549)	(390)	45	1,154

Adjusted book value	50,857	51,483	51,361	51,242	50,018
Less: goodwill and other intangible assets, net of tax	20,054	20,121	20,380	20,706	20,621

Adjusted tangible book value	$30,803	$31,362	$30,981	$30,536	$29,397

Denominator	459,203,378	461,100,790	463,502,164	465,831,486	463,833,179

Adjusted book value per share	$110.75	$111.65	$110.81	$110.00	$107.84	-0.8%	2.7%
Adjusted tangible book value per share	$67.08	$68.02	$66.84	$65.55	$63.38	-1.4%	5.8%

P&C combined ratio with expected level of Cats

			Full Year	Full Year
	4Q-18	4Q-17	2018	2017
P&C combined ratio	93.1%	90.7%	90.6%	94.7%
Less: Catastrophe losses	8.5%	6.7%	5.9%	10.2%
Less: Prior period development	-3.7%	-2.4%	-3.3%	-3.1%

P&C CAY combined ratio excluding Cats	88.3%	86.4%	88.0%	87.6%
Add: Expected level of Cats	2.4%	2.4%	3.4%	3.4%

P&C CAY combined ratio w/ expected level of Cats	90.7%	88.8%	91.4%	91.0%
Add: Prior period development	-3.7%	-2.4%	-3.3%	-3.1%

P&C combined ratio w/ expected level of Cats	87.0%	86.4%	88.1%	87.9%

Reconciliation Non-GAAP 3	Page 33

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q4 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,127	$755	$156	$1,166	$243	$(19)	$4,428
Realized (gains) losses on crop derivatives		—	—	5	—	—	—	5

Adjusted losses and loss expenses	A	$2,127	$755	$161	$1,166	$243	$(19)	$4,433

Catastrophe losses		(232)	(90)	(10)	(85)	(160)	—	(577)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		138	18	33	46	(4)	22	253
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	—	—	1	—	1
Expense adjustments—unfavorable (favorable)		—	—	(6)	—	—	—	(6)
PPD reinstatement premiums—unfavorable (favorable)		2	—	—	2	—	—	4

PPD—gross of related adjustments—favorable (unfavorable)		140	18	27	48	(3)	22	252

CAY loss and loss expense ex Cats	B	$2,035	$683	$178	$1,129	$80	$3	$4,108

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$682	$305	$ (4)	$849	$54	$95	$1,981
Expense adjustments—favorable (unfavorable)		—	—	6	—	—	—	6

Policy acquisition costs and administrative expenses, adjusted	D	$682	$305	$2	$849	$54	$95	$1,987

Denominator
Net premiums earned	E	$3,077	$1,130	$318	$2,187	$178		$6,890
Reinstatement premiums (collected) expensed on catastrophe losses		—	26	—	—	(18)		8
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	—	—	1		1
PPD reinstatement premiums—unfavorable (favorable)		2	—	—	2	—		4

Net premiums earned excluding adjustments	F	$3,079	$1,156	$318	$2,189	$161		$6,903

P&C combined ratio
Losses and loss expense ratio	A/E	69.1%	66.8%	50.7%	53.3%	137.1%		64.3%
Policy acquisition cost and administrative expense ratio	C/E	22.2%	27.0%	-1.2%	38.8%	29.8%		28.8%

P&C combined ratio		91.3%	93.8%	49.5%	92.1%	166.9%		93.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	66.1%	59.1%	56.0%	51.6%	50.1%		59.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.1%	26.4%	0.8%	38.8%	33.1%		28.8%

CAY P&C combined ratio ex Cats		88.2%	85.5%	56.8%	90.4%	83.2%		88.3%

Combined ratio
Combined ratio								93.0%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								93.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 34

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$8,000	$3,229	$1,111	$4,429	$479	$53	$17,301
Realized (gains) losses on crop derivatives		—	—	3	—	—	—	3

Adjusted losses and loss expenses	A	$8,000	$3,229	$1,114	$4,429	$479	$53	$17,304

Catastrophe losses		(579)	(611)	(21)	(206)	(205)	—	(1,622)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		610	(41)	110	212	50	(45)	896
Net premiums earned adjustments on PPD—unfavorable (favorable)		29	—	40	—	8	—	77
Expense adjustments—unfavorable (favorable)		7	—	(10)	—	(1)	—	(4)
PPD reinstatement premiums—unfavorable (favorable)		7	1	—	4	—	—	12
PPD—gross of related adjustments—favorable (unfavorable)		653	(40)	140	216	57	(45)	981

CAY loss and loss expense ex Cats	B	$8,074	$2,578	$1,233	$4,439	$331	$8	$16,663

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,795	$1,208	$70	$3,360	$203	$295	$7,931
Expense adjustments—favorable (unfavorable)		(7)	—	10	—	1	—	4

Policy acquisition costs and administrative expenses, adjusted	D	$2,788	$1,208	$80	$3,360	$204	$295	$7,935

Denominator
Net premiums earned	E	$12,402	$4,593	$1,569	$8,612	$670		$27,846
Reinstatement premiums (collected) expensed on catastrophe losses		—	26	—	—	(22)		4
Net premiums earned adjustments on PPD—unfavorable (favorable)		29	—	40	—	8		77
PPD reinstatement premiums—unfavorable (favorable)		7	1	—	4	—		12

Net premiums earned excluding adjustments	F	$12,438	$4,620	$1,609	$8,616	$656		$27,939

P&C combined ratio
Losses and loss expense ratio	A/E	64.5%	70.3%	71.0%	51.4%	71.6%		62.1%
Policy acquisition cost and administrative expense ratio	C/E	22.5%	26.3%	4.5%	39.0%	30.2%		28.5%

P&C combined ratio		87.0%	96.6%	75.5%	90.4%	101.8%		90.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.9%	55.8%	76.7%	51.5%	50.5%		59.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.4%	26.1%	4.9%	39.0%	31.1%		28.4%

CAY P&C combined ratio ex Cats		87.3%	81.9%	81.6%	90.5%	81.6%		88.0%

Combined ratio
Combined ratio								90.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								90.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 35

Chubb Limited

Non-GAAP Financial Measures—6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q4 2017		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,911	$887	$60	$965	$126	$140	$4,089
Realized (gains) losses on crop derivatives		—	—	—	—	—	—	—

Adjusted losses and loss expenses	A	$1,911	$887	$60	$965	$126	$140	$4,089

Catastrophe losses		(167)	(278)	—	55	(42)	—	(432)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		200	(3)	36	68	(5)	(138)	158
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	5	—	—	—	5
Expense adjustments—unfavorable (favorable)		—	—	(6)	—	—	—	(6)

PPD—gross of related adjustments—favorable (unfavorable)		200	(3)	35	68	(5)	(138)	157

CAY loss and loss expense ex Cats	B	$1,944	$606	$95	$1,088	$79	$2	$3,814

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$706	$298	$2	$816	$51	$80	$1,953
Expense adjustments—favorable (unfavorable)		—	—	6	—	—	—	6

Policy acquisition costs and administrative expenses, adjusted	D	$706	$298	$8	$816	$51	$80	$1,959

Denominator
Net premiums earned	E	$3,035	$1,103	$252	$2,113	$162		$6,665
Reinstatement premiums (collected) expensed on catastrophe losses		1	19	—	(5)	—		15
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	5	—	—		5

Net premiums earned excluding adjustments	F	$3,036	$1,122	$257	$2,108	$162		$6,685

P&C combined ratio
Losses and loss expense ratio	A/E	63.0%	80.4%	23.7%	45.7%	78.9%		61.4%
Policy acquisition cost and administrative expense ratio	C/E	23.2%	27.1%	0.7%	38.6%	31.3%		29.3%

P&C combined ratio		86.2%	107.5%	24.4%	84.3%	110.2%		90.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.1%	54.0%	36.9%	51.6%	50.1%		57.1%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	23.2%	26.5%	3.1%	38.7%	31.3%		29.3%

CAY P&C combined ratio ex Cats		87.3%	80.5%	40.0%	90.3%	81.4%		86.4%

Combined ratio
Combined ratio								90.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								90.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 36

Chubb Limited

Non-GAAP Financial Measures—7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2017		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$8,287	$3,265	$1,036	$4,281	$561	$285	$17,715
Realized (gains) losses on crop derivatives		—	—	7	—	—	—	7

Adjusted losses and loss expenses	A	$8,287	$3,265	$1,043	$4,281	$561	$285	$17,722

Catastrophe losses		(1,220)	(871)	(18)	(331)	(313)	—	(2,753)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		746	(69)	119	252	59	(278)	829
Net premiums earned adjustments on PPD—unfavorable (favorable)		42	—	66	—	(4)	—	104
Expense adjustments—unfavorable (favorable)		6	—	(11)	—	—	—	(5)
PPD reinstatement premiums—unfavorable (favorable)		9	—	—	—	—	—	9

PPD—gross of related adjustments—favorable (unfavorable)		803	(69)	174	252	55	(278)	937

CAY loss and loss expense ex Cats	B	$7,870	$2,325	$1,199	$4,202	$303	$7	$15,906

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,854	$1,163	$73	$3,203	$221	$267	$7,781
Expense adjustments—favorable (unfavorable)		(6)	—	11	—	—	—	5

Policy acquisition costs and administrative expenses, adjusted	D	$2,848	$1,163	$84	$3,203	$221	$267	$7,786

Denominator
Net premiums earned	E	$12,191	$4,399	$1,508	$8,131	$704		$26,933
Reinstatement premiums (collected) expensed on catastrophe losses		4	22	—	4	(37)		(7)
Net premiums earned adjustments on PPD—unfavorable (favorable)		42	—	66	—	(4)		104
PPD reinstatement premiums—unfavorable (favorable)		9	—	—	—	—		9

Net premiums earned excluding adjustments	F	$12,246	$4,421	$1,574	$8,135	$663		$27,039

P&C combined ratio
Losses and loss expense ratio	A/E	68.0%	74.2%	69.2%	52.6%	79.8%		65.8%
Policy acquisition cost and administrative expense ratio	C/E	23.4%	26.5%	4.8%	39.4%	31.4%		28.9%

P&C combined ratio		91.4%	100.7%	74.0%	92.0%	111.2%		94.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.3%	52.6%	76.2%	51.7%	46.0%		58.8%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	23.2%	26.3%	5.3%	39.3%	33.2%		28.8%

CAY P&C combined ratio ex Cats		87.5%	78.9%	81.5%	91.0%	79.2%		87.6%

Combined ratio
Combined ratio								94.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								94.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 37

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including realized gains and losses on crop derivatives.

Core operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured property losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

NM: Not meaningful.

Glossary	Page 38